Exhibit 32.2

CERTIFICATION OF CFO PURSUANT TO THE
SARBANES-OXLEY ACT

In connection with the Quarterly Report of Finotec Group, Inc. (the "Company") on Form 10-Q for the quarter ended April 30, 2008 as filed with the Securities and Exchange commission on the date hereof (the "Report), Jeffrey Levine, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the Best of his knowledge, that: (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2010

Signed:

/s/ Jeffrey Levine
Jeffrey Levine
Chief Financial Officer